MARKET VECTORS COAL ETF

Ticker: KOL®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2014

KOLSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http:/  /www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2014, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Coal ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® Global Coal Index (the “Coal Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.14%

Total Annual Fund Operating Expenses(a)	0.64%
Fee Waivers and Expense Reimbursement(a)	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$200
5	$352
10	$794

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund

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Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Coal Index is comprised of companies that generate at least 50% of their revenues from (or, in certain circumstances, have at least 50% of their assets related to): coal operation (production, mining and cokeries), transportation of coal, from production of coal mining equipment as well as from storage and trade. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers, including Chinese issuers. As of December 31, 2013, the Coal Index included 33 securities of companies with a market capitalization range of between approximately $251 million and $62.7 billion and a weighted average market capitalization of $8.5 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Coal Index by investing in a portfolio of securities that generally replicates the Coal Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Coal Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Coal Index concentrates in an industry or group of industries. As of December 31, 2013, the Coal Index was concentrated in the energy sector and the coal industry, and each of the basic materials and industrials sectors and the mining industry represented a significant portion of the Coal Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Coal Industry. The profitability of companies in the coal industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, taxes, world events, terrorist attacks, the success of exploration projects, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation, as well as market, economic and political risks of the countries where energy companies are located or do business. Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims and are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

Risk of Investing in the Energy Sector. Because the Coal Index was concentrated in the energy sector as of December 31, 2013, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Mining Industry. Because the mining industry represented a significant portion of the Coal Index as of December 31, 2013, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the mining industry. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Risk of Investing in the Basic Materials Sector. Because the basic materials sector represented a significant portion of the Coal Index as of December 31, 2013, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental

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policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Industrials Sector. Because the industrials sector represented a significant portion of the Coal Index as of December 31, 2013, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Special Risk Considerations of Investing in Chinese Issuers. A significant portion of the Coal Index may be comprised of securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (ii) currency devaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may take such actions in the future as well, potentially having a significant adverse effect on economic conditions in China and the economic prospects for, and the market prices and liquidity of, securities issued by Chinese issuers.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Coal Index, may negatively affect the Fund’s ability to replicate the performance of the Coal Index.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically

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generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Coal Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Coal Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Coal Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Coal Index, the Fund’s return may deviate significantly from the return of the Coal Index. In addition, the Fund may not be able to invest in certain securities included in the Coal Index, or invest in them in the exact proportions they represent of the Coal Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Coal Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Coal Index is not based on fair value prices), the Fund’s ability to track the Coal Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Coal Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Coal Index concentrates in a particular sector or sectors or industry or group of industries. Based on the composition of the Coal Index as of December 31, 2013, the Fund’s assets were concentrated in the energy sector and the coal industry; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector and industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

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Annual Total Returns(%)—Calendar Years

Best Quarter:	67.80%	2Q ‘09
Worst Quarter:	-34.66%	3Q ‘11

Average Annual Total Returns for the Periods Ended December 31, 2013

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/10/2008)

Market Vectors Coal ETF (return before taxes)	-20.77%	7.45%	-10.39%
Market Vectors Coal ETF (return after taxes on distributions)	-21.53%	6.92%	-10.80%
Market Vectors Coal ETF (return after taxes on distributions and sale of Fund Shares)	-11.76%	5.74%	-7.42%
Market Vectors® Global Coal Index (reflects no deduction for fees, expenses or taxes)*	-20.18%	8.15%	-9.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	6.85%

*

Prior to September 24, 2012, the Fund sought to replicate an index called the Stowe Global Coal IndexSM. Therefore index data prior to September 24, 2012, reflects that of the Stowe Global Coal IndexSM. From September 24, 2012 forward, the index data reflects that of the Market Vectors® Global Coal Index. All index history reflects a blend of the performance of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao Hung (Peter) Liao	Portfolio Manager	January 2008
George Cao	Portfolio Manager	January 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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888.MKT.VCTR
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(05/14)